Exhibit 99.1

FOR IMMEDIATE RELEASE

Berry Global Group, Inc. Announces Proposed Offering of First Priority Senior Secured Notes

EVANSVILLE, Ind. -- February 26, 2021 -- Berry Global Group, Inc. (NYSE:BERY) (“Berry”) announced today that its wholly-owned subsidiary, Berry Global, Inc. (the “Issuer”), plans to issue first priority senior secured notes due 2026 (the “New Notes”). The New Notes would be an additional issuance of the 1.57% First Priority Senior Secured Notes due 2026 issued pursuant to the indenture dated December 22, 2020 (the “Existing Notes”) and would be consolidated with and form a single series with the Existing Notes. The New Notes offered would have the same terms as the Existing Notes, other than the settlement date and offering price.

The net proceeds from the offering are intended to prepay a portion of certain existing term loans of the Issuer and to pay certain fees and expenses related to the refinancing of such term loans and the offering.

The New Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The New Notes have not been registered under the Securities Act or any state or other securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Any offers of the New Notes will be made only by means of a private offering memorandum.

About Berry Global

At Berry Global Group, Inc. (NYSE:BERY), we create innovative packaging and engineered products that we believe make life better for people and the planet. We do this every day by leveraging our unmatched global capabilities, sustainability leadership, and deep innovation expertise to serve customers of all sizes around the world. Harnessing the strength in our diversity and industry leading talent of 47,000 global employees across more than 295 locations, we partner with customers to develop, design, and manufacture innovative products with an eye toward the circular economy. The challenges we solve and the innovations we pioneer benefit our customers at every stage of their journey. For more information, visit our website at www.berryglobal.com.

Forward Looking Statements

Certain statements and information included in this release may constitute “forward looking statements” within the meaning of the federal securities laws. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “project,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to our strategy, plans, intentions, or expectations. All statements we make relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to our expectations regarding future industry trends are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments.

These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results.

Important factors that could cause actual results to differ materially from our expectations, which we refer to as cautionary statements, are disclosed in Berry’s filings with the U.S. Securities and Exchange Commission (the “SEC”). In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained herein may not in fact occur. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available to us on the date hereof. All forward-looking statements are made only as of the date hereof and we undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Berry Global Group, Inc.
Media:
Eva Schmitz, 812-306-2424
evaschmitz@berryglobal.com
or
Investors:
Dustin Stilwell, 812-306-2964
dustinstilwell@berryglobal.com